                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                          12 1/4% SENIOR NOTES DUE 2007
                                       OF
                        HOLLEY PERFORMANCE PRODUCTS INC.

               PURSUANT TO THE PROSPECTUS DATED OCTOBER ___, 1999

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON NOVEMBER ___, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").

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                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

                       STATE STREET BANK AND TRUST COMPANY
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
                BY MAIL:                              BY FACSIMILE FOR                 BY OVERNIGHT DELIVERY OR HAND:
                                                   ELIGIBLE INSTITUTIONS:
            State Street Bank                                                                State Street Bank
            and Trust Company                          (617) 662-1452                        and Trust Company
       Corporate Trust Department                                                        Corporate Trust Department
              P.O. Box 778                                                            2 Avenue de Lafayette, 5th Floor
          Boston, MA 02102-0778                                                            Boston, MA 02111-1724
         Attention: Ralph Jones                                                            Attention: Ralph Jones
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                           FOR INFORMATION TELEPHONE:

                                 (617) 662-1548
                             Attention: Ralph Jones

         Delivery of this Letter of Transmittal to an address, or transmission via facsimile to a number, other than as set forth above will not constitute a valid delivery.

         For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent.

         The undersigned hereby acknowledges receipt of the Prospectus dated October ___, 1999 (as it may be supplemented and amended from time to time, the "Prospectus") of Holley Performance Products Inc., a Delaware corporation ("Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 12 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 in principal amount of its outstanding 12 1/4% Senior Subordinated Notes due 2007 (the "Notes"), of which $150,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         The undersigned hereby tenders the Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the Tendered Notes.

         Please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS" below (see Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned understands that tenders of Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer-- Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

         The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

         By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities
Act) to distribute the Exchange Notes to be received in the Exchange Offer, and
(ii) acknowledges that, by receiving Exchange Notes for its own account in exchange for Notes, where such Notes were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

         Holders of Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery through ATOP.

[ ]   CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 4).

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 5).

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

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                                                            BOX 1
                                                     DESCRIPTION OF NOTES
                                        (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                         AGGREGATE
                                                                                         PRINCIPAL        AGGREGATE PRINCIPAL
      NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),             CERTIFICATE            AMOUNT          AMOUNT TENDERED**
     EXACTLY AS NAME(S) APPEAR(S) ON NOTE CERTIFICATE(S)           NUMBER(S) OF        REPRESENTED BY
                  (PLEASE FILL IN, IF BLANK)                          NOTES*           CERTIFICATE(S)
--------------------------------------------------------------- -------------------- ------------------- ----------------------

                                                                -------------------- ------------------- ----------------------

                                                                -------------------- ------------------- ----------------------

                                                                -------------------- ------------------- ----------------------

                                                                -------------------- ------------------- ----------------------

--------------------------------------------------------------- -------------------- ------------------- ----------------------
TOTAL
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*    Need not be completed by persons tendering by book-entry transfer.

** The minimum permitted tender is $1,000 in principal amount of Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

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                                      -3-

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                                                          BOX 2
                                                  BENEFICIAL OWNERS(S)
-------------------------------------------------------------- -----------------------------------------------------------
            STATE OF PRINCIPAL RESIDENCE OF EACH                           PRINCIPAL AMOUNT OF TENDERED NOTES
             BENEFICIAL OWNER OF TENDERED NOTES                           HELD FOR ACCOUNT OF BENEFICIAL OWNER
-------------------------------------------------------------- -----------------------------------------------------------

-------------------------------------------------------------- -----------------------------------------------------------

-------------------------------------------------------------- -----------------------------------------------------------

-------------------------------------------------------------- -----------------------------------------------------------

-------------------------------------------------------------- -----------------------------------------------------------

-------------------------------------------------------------- -----------------------------------------------------------
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
                                      BOX 3
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF EXCHANGE NOTES EXCHANGED FOR NOTES AND UNTENDERED NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail Exchange Note(s) and any untendered Notes to:
Name(s):


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(please print)

Address:


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-------------------------------------------------------------------------------
(include Zip Code)

Tax Identification or
Social Security No.:


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                                      -4-

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
                                      BOX 4
                           USE OF GUARANTEED DELIVERY
                               (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):
                                ----------------------------------------------
Window Ticket No.  (if any):
                            --------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   ---------------------------
Name of Institution that Guaranteed Delivery:
                                             ---------------------------------
If Delivered by Book-Entry Transfer:
         Account Number with DTC:
                                 ---------------------------------------------
         Transaction Code Number:
                                 ---------------------------------------------

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
                                      BOX 5
                           USE OF BOOK-ENTRY TRANSFER
                               (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:
                              ------------------------------------------------
Account Number:
               ---------------------------------------------------------------
Transaction Code Number:
                        ------------------------------------------------------

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                                      -5-

                                      BOX 6
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                    IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

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
-------------------------------------------------------         ------------------------------------------------------
x                                                               Signature Guarantee
 -------------------------------------------------              (If required by Instruction 5)
x
 ------------------------------------------------
          (Signature of Registered Holder(s)                    Authorized Signature
               or Authorized Signatory)

Note: The above lines must be signed by the                     x
registered holder(s) of Notes as their name(s)                   ---------------------------------------------------
appear(s) on the Notes or by persons (s) authorized             Name:
to become registered holder (a) (evidence of such                    -----------------------------------------------
authorization must be transmitted with this Letter of                (please print)
Transmittal). If signature is by a trustee, Title:
executor, administrator, guardian, attorney-in-fact,
officer, or other person acting in a fiduciary or               Name of Firm:
representative capacity, such person must set forth                          ---------------------------------------
his or her full title below. See Instruction 5                               (Must be an Eligible Institution as
                                                                              defined in Instruction 2 )
Name ( s ):                                                     Address:
           ---------------------------------------                      --------------------------------------------
Capacity:
         -----------------------------------------                      --------------------------------------------

Street Address:
               -----------------------------------                      --------------------------------------------
                                                                                                         (Zip Code)
     --------------------------------------------
                                        (Zip Code)              Area Code and Telephone Number:
Area Code and Telephone Number:

     --------------------------------------------
                                                                Dated:
Tax Identification or Social Security Number:                         ----------------------------------------------

     --------------------------------------------

-------------------------------------------------------         ------------------------------------------------------
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                                      BOX 7
                              BROKER-DEALER STATUS

[ ] Check this box if the Beneficial Owner of the Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities. If this box is checked, regardless of whether you are tendering by book-entry transfer through ATOP, an executed copy of this Letter of Transmittal must be received within three NYSE trading days after the Expiration Date by Holley Performance Products, Inc., attention Robert L. Wineland, facsimile (270) 745-9544.

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                                      -6-



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
PAYORS NAME:                         STATE STREET BANK AND TRUST COMPANY
------------------------------------ ------------------------------------------------------------------------------------------
                                     NAME:  (If joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below.  See instructions if your name has changed.
                                     ------------------------------------------------------------------------------------------

                                     ADDRESS:
                                             -------------------------------------------------------------------------------

   SUBSTITUTE                        ---------------------------------------------------------------------------------------

   FORM W-9                          CITY, STATE AND ZIP CODE:
                                                              --------------------------------------------------------------

   DEPARTMENT OF THE                 LIST ACCOUNT NUMBER(S) (OPTIONAL):
   TREASURY                                                            -----------------------------------------------------
   INTERNAL REVENUE SERVICE
   PAYER'S REQUEST FOR               ------------------------------------------------------------------------------------------
   TAXPAYER IDENTIFICATION
   NUMBER (TIN)                                                                      ---------------------------------------
                                     PART  1--PLEASE  PROVIDE YOUR TAXPAYOR                     Social Security Number
                                     IDENTIFICATION  NUMBER  IN THE BOX AT
                                     RIGHT  AND  CERTIFY  BY  SIGNING  AND           OR
                                     DATING BELOW
                                                                                     ---------------------------------------
                                                                                           Taxpayor Identification Number
                                     -------------------------------------- ---------------------------------------------------

                                     PART 2--Check the box if you are NOT subject    PART 3--
                                     to backup withholding under the provisions
                                     of section 3406(a)(1)(C) of the Internal
                                     Revenue Code because (1) you have not           Awaiting TIN  [ ]
                                     been notified that you are subject
                                     to backup withholding as a result of
                                     failure to report all interest or dividends
                                     or (2) the Internal Revenue Service has
                                     notified you that you are no longer subject
                                     to backup withholding.
-------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION
PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

SIGNATURE                                                                        DATE                               , 1999
         --------------------------------------------------------                    -------------------------------
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

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W- 9 FOR ADDITIONAL DETAILS.

                        HOLLEY PERFORMANCE PRODUCTS INC.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES. This Letter of Transmittal is to be completed by registered Holders of Notes if certificates representing such Notes are to be forwarded herewith pursuant to the procedures set forth in the Prospectus under The Exchange Offer -- Procedures for Tendering Outstanding Notes unless delivery of such certificates is to be made by book-entry transfer to the Exchange Agent's account maintained by DTC through ATOP. For a holder to properly tender Notes pursuant to the Exchange Offer, a properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either (i) certificates for Tendered Notes must be received by the Exchange Agent at its address set forth herein, or (ii) such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes" (and a confirmation of such transfer received by the Exchange Agent) in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Tendered Notes should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Notes prior to the closing of the Exchange Offer.

         2. GUARANTEED DELIVERY PROCEDURES. If a registered Holder desires to tender Notes pursuant to the Exchange Offer and (a) certificates representing such tendered Notes are not immediately available, (b) time will not permit such Holders Letter of Transmittal, certificates representing such tendered Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such Holder may nevertheless tender such tendered Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth below and in the Statement under The Exchange Offer -- Procedures For Tendering Outstanding Notes (including the completion of Box 4 above) are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution (as defined), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and (iii) the certificates for the tendered Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such tendered Notes to the Exchange Agent's account at DTC as described in the Prospectus), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent's receives the Notice of Guaranteed Delivery relating to such tendered Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

         3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the n Instructions to Registered

Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

         4. PARTIAL TENDERS. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (see Box 1) above. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes held by the holder is not tendered, then Notes for the principal amount of Notes not tendered and Exchange Notes issued in exchange for any Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

         5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

         If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

         If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

         If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Tendered Notes are tendered (i) by a registered Holder of Tendered Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Tendered Notes) who has not completed Box 3 ("Special Delivery Instructions") on this Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Tendered Notes are registered in the name of a person other than the Signor of the Letter of Transmittal or if Notes not tendered are to be returned to a person other than the registered Holder, then the signature on this Letter of Transmittal accompanying the Tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Notes.

         6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in Box 3 the name and address to which the Exchange Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

         8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each holder of Tendered notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) if previously so notified, the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Notes not validly tendered or any Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

         11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Notes or transmittal of this Letter of Transmittal will be accepted.

         12. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any tendering Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted Tendered Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights."